UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2026

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 4100	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 23, 2026 (the “Signing Date”), Cardlytics, Inc. (the “Company”), PAR Technology Corporation (“PAR”) and DB Sub, LLC, an indirectly wholly owned subsidiary of PAR (“Buyer”), entered into an asset purchase agreement (the “Purchase Agreement”), pursuant to which Buyer agreed to acquire all of the Company’s assets, properties and rights primarily related to, or primarily used in, its Bridg platform (the “Purchased Assets” and the sale by the Company thereof, the “Bridg Sale”), subject to certain exceptions. In connection with the Bridg Sale, Buyer also agreed to assume certain liabilities and obligations of the Company arising out of the use, ownership, possession, operation or sale of the Purchased Assets. Other than the Purchased Assets, neither Buyer nor PAR will acquire any other assets of the Company pursuant to the Bridg Sale.

Pursuant to the Purchase Agreement, and upon the terms and subject to the conditions thereof, as promptly as practicable after the closing of the Bridg Sale (the “Closing” and the date thereof, the “Closing Date”), but in any event on the Closing Date, PAR will deliver to the Company a number of shares of common stock of PAR (“PAR Common Stock”) equal to the quotient obtained by dividing (i) (A) $27,500,000 plus (B) an adjustment amount for certain new customer contracts entered into by the Company prior to Closing less (C) an estimated closing net adjustment amount for revenue received by the Company for goods or services to be delivered or performed after the Closing pursuant to contacts assigned to Buyer in connection with the Bridg Sale (provided, that, the number pursuant to this (i) shall not exceed $30,000,000) by (ii) the volume weighted average price of a share of PAR Common Stock on the New York Stock Exchange for the 15 consecutive trading days ending on the trading day immediately prior to (and excluding) the Closing Date as reported by Bloomberg, L.P. (“Purchase Consideration”). PAR has also agreed to use reasonable best efforts to promptly file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the shares of PAR Common Stock comprising the Purchase Consideration within three business days following the Closing Date, or, if later, PAR’s receipt of a completed investor questionnaire. PAR has also agreed to use commercially reasonable efforts to keep such registration statement effective until the earlier of the date that all such shares of PAR Common Stock have been sold or otherwise disposed of or can be sold without restriction pursuant to Rule 144 (or any successor thereof) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

The Purchase Agreement contains customary representations, warranties, conditions and covenants of the Company, PAR and Buyer, including a non-competition and non-solicitation covenant for the Company with respect to the Purchased Assets for a period of five years following the Closing. Additionally, during the period from the Signing Date through and including the Closing Date, the Company has agreed to carry on its business with respect to the Purchased Assets in the ordinary course and consistent with past practices.

The Closing is subject to the satisfaction or waiver of a number of customary closing conditions in the Purchase Agreement, including the absence of certain governmental restraints and the absence of a material adverse effect with respect to the Bridg platform or the Company’s ability to consummate the Bridg Sale.

The Purchase Agreement may be terminated prior to the Closing by mutual written agreement of the Company and Buyer, or by either the Company or Buyer in certain circumstances specified in the Purchase Agreement, including by Buyer if any of the closing conditions specified in the Purchase Agreement have not been fulfilled by March 24, 2026, unless such failure is due to Buyer’s failure to perform or comply with any of the covenants, agreements or conditions required to be performed or complied with by Buyer prior to the Closing.

The Purchase Agreement, the Bridg Sale and the other transactions contemplated by the Purchase Agreement have been approved by the board of directors of the Company.

The foregoing is a summary description of certain terms of the Purchase Agreement, is not complete and is qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which the Company expects to file as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Current Report on Form 8-K other than statements of historical facts are “forward-looking statements”. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this Current Report on Form 8-K include statements regarding: the Company’s expectations and intentions regarding the completion of the Bridg Sale and the receipt of the Purchase Consideration. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the companies may differ materially from the future results, performance and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include the satisfaction of closing conditions of the Bridg Sale. Uncertainties regarding technical difficulties, issues that might arise in any particular business relationship and other risks and uncertainties are set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 5, 2025, and the Company’s other periodic reports that it files with the SEC from time to time. The statements made in this report are based on information available to the Company as of the date of this report and the Company undertakes no obligation to update any of the forward-looking statements after the date of this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	January 26, 2026	By:	/s/ Amit Gupta
Amit Gupta
Chief Executive Officer (Principal Executive Officer)